UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 12, 2007

Centennial Bank Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51556	41-2150446
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1331 Seventeenth St., Suite 300
Denver, CO		80202
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 303-296-9600

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment restates Item 4.02(a) in its entirety with respect to the Form 8-K filed by the registrant on March 16, 2007.

Item 4.02   Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

(a)  On March 12, 2007, the management and Audit Committee of the Board of Directors of Centennial Bank Holdings, Inc. (the “Company”) concluded that the Company is required to restate its previously issued consolidated statements of cash flows for the year ended December 31, 2005 as set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005, the nine-month periods ended September 30, 2006 and 2005, the six-month periods ended June 30, 2006 and 2005, and the three-month periods ended March 31, 2006 and 2005 as set forth in the Company’s Quarterly Reports on Form 10-Q for the periods ended September 30, 2006, June 30, 2006 and March 31, 2006, respectively.  The Audit Committee and management discussed the decision to restate with KPMG LLP, the Company’s registered public accounting firm.

The Company’s consolidated financial statements for the affected periods and KPMG’s auditors’ report with respect to the Company’s consolidated financial statements for the year ended December 31, 2005, should therefore no longer be relied upon.  We believe that the restatements will not affect the Company’s consolidated statements of income, consolidated balance sheets or consolidated statements of stockholders’ equity and comprehensive income (loss) for any of the affected periods.  Accordingly, the Company believes that the historical revenues, net income, earnings per share, total assets and regulatory capital will remain unchanged.

The Company believes that the cash flow restatements will solely relate to the presentation of cash and cash equivalents held at Collegiate Peaks Bank (“Collegiate Peaks”), which the Company acquired in December 2004 and sold in November 2006.  The cash and cash equivalents presented on the consolidated statements of cash flows should have included the cash and cash equivalents of Collegiate Peaks, which are classified as assets held for sale on the Company’s consolidated balance sheet.  We believe that the restatements will solely affect the presentation of cash flows from operating activities, the total change in cash and cash equivalents, and the total cash and cash equivalents presented in the affected consolidated statements of cash flows of the Company.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTENNIAL BANK HOLDINGS, INC.

By:	/s/ Zsolt K. Besskó
Name: Zsolt K. Besskó
Title: Executive Vice President, General Counsel and Secretary

Date:  March 19, 2007